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           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 2000


     The section titled "Investment Restrictions" at page 36 is amended to add the following paragraph at page 38:

     For purposes of applying the terms of investment restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an "industry" is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular "industry" is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.


                                                                November 7, 2000